Exhibit 99.1

September 8, 2020

Cathy Slater

Employee ID: 400451

RE: Agreement Regarding Continued Employment, Termination, Severance and General Release

Dear Cathy:

This Agreement Regarding Continued Employment, Termination, Severance Agreement and General Release (the “Agreement”) constitutes an agreement between you and International Paper Company (“IP” or the “Company”) on the terms of your separation from employment with us. To ease your transition, and provided that you sign (and do not revoke) this Agreement as set out below, IP will provide a lump sum cash Severance Payment and certain other benefits to you. Exhibit 1 compares the benefits you will receive if you sign the Agreement to those you will receive if you choose not to sign the Agreement.

Once you have carefully read this Agreement, if you wish to receive the Severance Payment and other benefits, please indicate your acceptance by signing below.

1. Continued Employment; Last Day of Active Employment

Your last day of active employment will be January 31, 2021, (“Last Day of Active Employment”) and you will be paid for work performed through that date on the normal pay schedule. If you are eligible for payment of any commissions or other payments under any sales incentive plan, you will be paid those commissions according to the terms of the applicable plan. Unless otherwise noted below, your pay and benefits will end as of the Last Day of Active Employment.

2. Severance Payment and Other Benefits

If you sign this Agreement and do not revoke it, and you comply with your obligations hereunder, you will receive a lump sum cash Severance Payment equal to two (2) weeks of salary for each year or partial year of applicable service, with a minimum of four weeks’ salary, in accordance with the terms of the International Paper Company Salaried Employee Severance Plan (the “Severance Plan”), as well as certain other benefits that are described in Exhibits 1 and 2. Those other benefits will be administered in accordance with their applicable policy or summary plan description. You acknowledge that the Company’s agreement to continue your employment through the LDAE and agreement to provide the Severance Payment and other benefits subject to the terms set forth herein are adequate

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consideration for your ongoing obligations and releases provided by you, and are in addition to anything of value to which you are otherwise entitled to receive. If you decline to sign this Agreement, your employment will terminate, your Last Day of Employment will be the date you decline to sign, and you will be offered severance consistent with the Severance Plan based on that date as your Last Date of Active Employment.

3. Deductions from Severance Payment

IP will deduct from the Severance Payment:

●   any taxes and other amounts required by law; and,

●   unless prohibited by applicable law, any amounts you owe IP, including any wage or benefit overpayments and any unpaid loans.

4. Review Period

You have up to 21 days to review and consider this Agreement and, if you agree with its terms, sign and return it. You may elect to sign this Agreement at any time during the 21-day period. At the end of that period, if you do not sign the Agreement, you will not be eligible for a Severance Payment. By signing this Agreement, you agree that you will receive payments and benefits beyond that which you would receive if you did not sign the Agreement.

5. Revocation Period

You have seven (7) days after you sign this Agreement to revoke your acceptance. Written notice of your revocation must be received by Tom Plath no later than seven (7) days after you sign the Agreement. If you revoke this Agreement within that 7-day period, the Agreement will no longer be in effect, and you will not receive the Severance Payment.

If you reside in Minnesota, you have fifteen (15) days after you sign this Agreement to revoke your acceptance. Written notice of revocation must be received by Tom Plath no later than fifteen (15) days after you sign the Agreement.

6. Timing of the Severance Payment	You will receive your Severance Payment as soon as practicable after the Last Day of Active Employment, described above, and in any case no later than March 15, 2021.
7. General Release of Claims

By signing and not revoking this Agreement, you release IP from any claim of any kind arising out of or related to your employment with IP, the termination of your employment with IP, and any right or claim arising up through the date you sign this Agreement. You also agree that, except as provided in Paragraph 8 below, you will not file or be a party to any legal action, or claim against IP regarding these claims.

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This Agreement constitutes a “General Release of Claims” and covers all claims under federal, state or local law, whether based on statute or common law, that relate to employment, including but not limited to, all federal, state, and local discrimination laws, claims, charges, and legal actions under the following:

●   Age Discrimination in Employment Act (which prohibits age discrimination in employment);

●   Title VII of the Civil Rights Act of 1964, as amended (which prohibits harassment or discrimination in employment based on race, color, national origin, religion or sex);

●   Equal Pay Act (which prohibits paying men and women unequal pay for equal work);

●   Family and Medical Leave Act (which provides for unpaid leave for family or medical reasons);

●   Americans with Disabilities Act (which prohibits discrimination based on disability);

●   Genetic Information Nondiscrimination Act of 2008 (which prohibits use of genetic information to make decisions about health insurance and employment);

●   Worker Adjustment and Retraining Notification Act (which requires sixty days’ notice of employment termination in certain situations such as plant closing and mass lay-off);

●   Employee Retirement Income Security Act of 1974 (“ERISA”), including any claims for breach of fiduciary duty under ERISA; and,

●   Any other federal, state or local laws, ordinances, or regulations prohibiting employment discrimination or regulating the terms and conditions of employment, (specifically including but not limited to the New Jersey Conscientious Employee Protection Act and the Minnesota Human Rights Act).

This Severance Agreement and General Release also includes a release and waiver of any claims for breach of express or implied contract, any claims, whistleblower or anti-retaliation provisions under any federal, state or local statute or common law relating in any way to the employment relationship, and any right to any recovery of money or any other personal remedy. It applies both to claims that you know about and to claims you do not know about.

This Severance Agreement and General Release does not release or waive any workers’ compensation or unemployment benefit claims or

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any other claim to the extent that those claims cannot be released or waived according to applicable law.
8. Right to File a Charge and Cooperate with Government Agencies

Nothing in this Agreement prohibits you from filing a charge with the Equal Employment Opportunity Commission (“EEOC”) or any other federal or state government agency or from participating in any investigation or proceeding conducted by a federal or state government agency. However, it does waive your right to bring a lawsuit on your own behalf and to recover for any damages for claims arising out of or relating to your employment with the Company or the termination of that employment.

Nothing in this Agreement prohibits you from making disclosures necessary for or required by your good faith participation in any lawful government investigation.

9. Special Provision with Respect to California Law

To give full effect to the General Release above, with respect to any claim arising under California law, you expressly waive any and all rights and benefits conferred upon you by the provisions of §1542 of the Civil Code of the State of California which states:

“A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that if known by him or her, would have materially affected his or her settlement with the debtor or released party.”

10. Entities Involved in this Agreement

When used in this Agreement, the term “IP” means International Paper Company and any of its subsidiaries or affiliated entities, employee benefit plans and programs (and the directors, officers, trustees, administrators, fiduciaries, and insurers of such programs), and the managers, officers, directors, agents, employees, successors and assigns of any of them.

11. Non-Admission	IP does not admit that it has done anything wrong or violated any law or regulation. IP maintains that it has treated you in all respects in a lawful manner.
12.No Further Payments or Entitlements

You agree that, with the payment of the Severance Payment and other benefits described in Exhibits 1 and 2, you have received all payments and entitlements due to you from IP, including all wages earned (including any earned overtime), commissions, bonuses, incentives, sick pay, holiday pay, vacation pay, and any paid or unpaid leave. You agree that nothing else is due to you from IP. You agree that you have not been denied any leave rights pursuant to the Family and Medical Leave Act during your employment at IP.

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You agree that, as of the date you signed this Agreement, all disputes you have with IP are resolved and this Agreement provides full relief regarding any matters related to your employment by IP. If a third party brings a claim or lawsuit against IP on your behalf, you agree that you will not accept any additional money or personal relief other than what is specified in this Agreement.

13. No Re-Employment

You agree that your employment relationship with IP is permanently terminated as of your Last Day of Active Employment, above. You agree not to apply for or otherwise seek employment with IP in any capacity, including as a consultant or contractor. If you do seek or obtain such re-employment, you agree that this Agreement will be sufficient cause for IP to refuse to hire you or terminate your employment if you have already been hired.

14. No Disparaging Remarks

Except as otherwise provided in Paragraph 8 above, you will not make or publish, or cause to be made or published (including online), any derogatory or disparaging statements, remarks or writing about IP, IP’s products, businesses, services, current or former officers, directors and employees.

15. Inventions and Intellectual Property and Defend Trade Secrets Act

For the purposes of this Agreement, “Inventions or Intellectual Property” includes, but is not limited to, anything which can be protected by an intellectual property right, such as a trade secret, copyright, patent or trademark anywhere in the world.

You agree and do hereby assign to IP all right, title and interest in any Inventions or Intellectual Property conceived of, created, reduced to practice or developed, in whole or in part, during your employment with IP, without additional compensation.

You acknowledge and agree that this Intellectual Property Section is not applicable unless the Inventions or Intellectual Property, at the time of conception, research, reduction to practice or development, (a) relates directly to IP’s current business or actual or demonstrably anticipated business research or development; (b) uses IP’s information, equipment, facilities, supplies or trade secret information; (c) is or was conceived of, created, reduced to practice or developed, in whole or part, while you were working on IP’s time; or (d) results from your work for IP.

You have, or you will, promptly and fully disclose to IP all Inventions and any other Intellectual Property made or conceived by you during your employment with IP. You agree to execute any papers required

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by IP to protect the Intellectual Property and to establish IP’s ownership, even if such cooperation is necessary after your Last Day of Active Employment.

The Defend Trade Secrets Act of 2016 provides immunity from state and federal civil or criminal liability for you if you disclose a trade secret; (1) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, but in either case, only if the disclosure is solely for the purpose of reporting or investigating a suspected violation of law; or (b) in a complaint or other document filed with a court in a lawsuit or other proceeding, if the filing of that document is made under seal, and any other disclosure of the trade secret You make is only as allowed by the court.

16. Restrictive Agreements

For the purposes of this Agreement, “Confidential Information” includes, but is not limited to, any information possessed or owned by IP which is not generally known to the public (especially if such information gives IP a competitive advantage or its disclosure would harm IP), Inventions or Intellectual Property (defined above), trade secrets, proprietary information, and all other information documents or material owned, developed or possessed by IP or any employee or consultant of IP, whether tangible or intangible, relating in any way to IP’s business and operations, research and development, customers, prospective customers, business plans, business relationships, products or processes, costs or profit information or date from which that information could be derived, human resources (including internal evaluations of the performance, capability, and potential of any IP employee), business methods, databases and computer programs.

If you signed an Employee Agreement Concerning Inventions, Intellectual Property, Confidential Information and Conflict of Interest (“Confidentiality Agreement”), your promises under that Confidentiality Agreement are still valid and enforceable. Even though you are no longer employed by IP, you still have legal obligations to IP with respect to Confidential Information you learned, conceived, or developed during your employment. Whether you have signed a Confidentiality Agreement or not, we remind you that you have an obligation under law not to disclose Confidential Information to third parties.

This Agreement also does not change any obligations you may have under any other agreements entered into with the Company relating to:

●   Confidential Information,

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●   Non-Competition,

●   Non-Solicitation,

●   Inventions or Intellectual Property, or

●   Any other Restrictive covenants.

Please contact IP Human Resources if you need another copy of your signed agreement(s).

By signing this Agreement, you agree that:

(1) except as otherwise provided in Paragraph 8 above, you will not publish, use or otherwise directly or indirectly disclose (except as directed by IP) any Confidential Information owned or possessed by IP or its employees;

(2) you understand that (a) IP considers Confidential Information to be commercially valuable and important to its success, (b) disclosure of Confidential Information would cause irreparable harm to IP, and (c) this restriction is reasonably necessary for the protection of IP’s business; and,

(3) you will not use any Confidential Information for your own purposes or for the purposes of others, including but not limited to, in any future jobs or to create Inventions or Intellectual Property.

17. Injunctive Relief

There may be situations where monetary damages for a violation by you of this Agreement could not be calculated, and IP would not have an adequate remedy at law. In those cases, you agree that in the event of your violation, or the threat of your violation of this Agreement, IP will be entitled, in addition to any other legal remedies and damages available, to temporary and permanent injunctive relief (without the necessity of posting a bond) granted by a court of competent jurisdiction to restrain the violation or threatened violation of your obligation.

18. Return of Company Property

You agree that as of the date you signed this Agreement, you have returned to the Company any and all documents and property of the Company, (including, without limitation, any and all Confidential Information), you have not retained any copies (hard copy or electronic on any form of storage media) of such documents and property of the Company, and that you have provided your manager with all passwords to IP electronic communication and data systems.

19. Full Disclosure

You represent that you did not engage in any inappropriate, unethical, or illegal conduct in connection with your employment and that you have provided IP with any information you have regarding any potential or actual violations of law, regulation, or Company policy

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relating in any way to the business of the Company or conduct of its employees or agents.

You agree that you have reported all job-related illnesses and injuries that you experienced during your employment.

20. Agreement to Cooperate

You agree to cooperate with IP and its lawyers (including, if necessary, preparation for and appearance at depositions, hearings, trials or other legal proceedings), with regard to any legal or regulatory matters that you have knowledge about or were involved in during your employment with IP. If your cooperation is required after your Last Date of Active Employment, IP will reimburse you for reasonable and necessary expenses in connection with anything you do at the request of IP or its lawyers. Nothing in this Paragraph limits your rights as set out in Paragraph 8 above.

21. Resolution of Disputes

If any dispute arises regarding benefits that you may be entitled to under the terms of the Severance Plan, the dispute will be resolved in the manner set out in the claim review procedure as provided in the Severance Plan. If any dispute arises regarding benefits that you may be entitled to under the terms of any other benefit plan, the dispute will be resolved in the manner set out in the claim review procedure as provided in the applicable summary plan description. If you need a copy of any policy or applicable SPD, you will receive one upon request. If a dispute regarding this Agreement arises that does not involve the Severance Plan or other benefit plan, this Agreement will be construed under the laws of the State of Tennessee (without regard to its laws regarding conflict of laws).

22. Severability

If any court of competent jurisdiction should find that any portion of this Agreement is invalid, the invalidity of that portion will not affect the enforceability of any other portion of this Agreement. However, if the “General Release of Claims” is deemed void or unenforceable, you agree to execute a new release with no additional consideration or alternatively, IP may void the entire Agreement at its option.

23. Employment References

You agree to direct any reference requests from prospective employers to the IP Human Resources Department. If you or a prospective employer need employment verification, salary verification and/or eligibility for social service programs, IP has established an interactive phone and web-enabled program that will provide this verification directly to the prospective employer. More information on this system is available from your Human Resources Department.

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24. No Reliance	In deciding to sign this Agreement, you agree that you have not relied upon any statements or promises by IP, its managers, agents, or employees other than those set forth in this Agreement.
25. No Other Promises

You agree that IP has made no promises to you other than those in this Agreement and the Severance Plan. This Agreement and the terms of the Severance Plan constitute the entire Agreement between you and IP. This Agreement may not be amended, modified or supplemented except by a written agreement signed by both you and the Senior Vice President, Human Resources and Global Citizenship or designee that expressly amends, modifies, or supplements this Agreement.

26. Consult with an Attorney

You are advised to consult with an attorney of your choosing before signing this Agreement. It is your decision whether or not to consult with an attorney and you will be responsible for paying any legal fees associated with your consideration of this Agreement.

27. Ongoing Obligations; Agreement upon Termination

Upon the naming of your successor, you will retain your title as SVP but will be relieved of duties as SVP of GCF/IP Asia and authority as SVP. However, you agree to be available to provide transition and other services to the Company, as needed, and agree to continue to abide by your obligations with respect to confidentiality, duty of loyalty, conflict of interest, nondisparagement, Code of Conduct and other existing obligations of employees and officers of the Company until your Last Day of Active Employment. You understand and agree that in the event you do not comply with these obligations, the Company may terminate your employment at any time, and if your actions render you ineligible for the Severance Payment and certain benefits under the Plan, no severance would be paid. You further agree that within 21 days of your Last Day of Active Employment you will execute an agreement acceptable to the Company containing a general release of all claims through your Last Day of Active Employment.

To accept this Agreement, please date and sign this Agreement below and return it in the envelope provided. As explained above, if you do not revoke it during the 7-day day revocation period (15 days in Minnesota), it will become effective on the 8th day after the date you sign the Agreement (16th day in Minnesota).

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FOR INTERNATIONAL PAPER COMPANY

/s/ Thomas J. Plath

THOMAS J. PLATH

Senior Vice President Human Resources and Global Citizenship

September 8, 2020

Date

By signing this Agreement, I agree that I have read the entire Agreement and Exhibits and understand their meaning. I also understand that this Agreement is a legal document, and by signing it I am giving up certain legal rights. IP has given me enough time to consult with my family, advisors and legal counsel and to consider whether I should agree to the terms of this Agreement. IP advised me to consult with an attorney and I had enough time to obtain independent counsel if I chose to do so. Finally, I acknowledge that I am voluntarily signing this Agreement.

/s/ Catherine Slater

CATHERINE SLATER

September 10, 2020

Date

Enclosures: Exhibits 1 and 2

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International Paper Company Salaried Severance Plan – Exhibit 1

Type of Benefit (if participating)	WHAT YOU WILL RECEIVE IF YOU SIGN THE SEVERANCE AGREEMENT	WHAT YOU WILL RECEIVE IF YOU DECLINE TO SIGN THE SEVERANCE AGREEMENT

Severance Payment	Lump sum Severance Payment equal to two (2) weeks of salary for each year or partial year of service (paid as soon as administratively possible following the expiration of the seven day revocation period)	No Severance Payment

Pay in Lieu of Vacation and Personal/Floating Holidays	Lump sum payment for vacation and personal/floating holidays due but not yet taken (included with last regular paycheck)	Lump sum payment for vacation due but not yet taken only; not for personal/floating holidays, except as required by applicable state law

Special Vacation Pay[1]

Lump sum payment for Special Vacation for employees who:

•   participate in the Retirement Plan and are retirement eligible on their Last Day of Active Employment (including by bridging to early retirement), or

•   are eligible for the RSA and are 55 years old with 10 years of service, or are age 65 or older on their Last Day of Active Employment.

Special Vacation does not apply to December 31 retirements or in California. See definition of Special Vacation Pay on Page 18.

Lump sum payment for special vacation for employees who:

•   participate in the Retirement Plan and are retirement eligible on their Last Day of Active Employment (but you are not eligible for bridging), or

•   are eligible for the RSA and are 55 years old with 10 years of service, or are age 65 or older on their Last Day of Active Employment

Outplacement Assistance	HR will tell you about the outplacement services provided to you through a national provider.	N/A

Employee Assistance Program (EAP)	You will have access to IP’s Employee Assistance Program for eighteen (18) months at no cost.	Same

1 For explanation of the terms “Special Vacation Pay”, “retirement eligible” and “bridging to early retirement,” see the Definitions section at the end of this document.

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International Paper Company Salaried Severance Plan – Exhibit 1

Type of Benefit (if participating)	WHAT YOU WILL RECEIVE IF YOU SIGN THE SEVERANCE AGREEMENT	WHAT YOU WILL RECEIVE IF YOU DECLINE TO SIGN THE SEVERANCE AGREEMENT

HEALTH AND WELFARE PLANS

Medical Coverage

Any medical coverage you had ends on the last day of the same month as your Last Day of Active Employment. If you were enrolled in medical coverage on your Last Day of Active Employment, you are then eligible for COBRA coverage. If you complete the COBRA election form, you will receive six (6) months medical coverage (at no cost to you) for you and your eligible dependents. You will be able to continue the medical coverage for up to 12 additional months under COBRA (at your own cost).

Same, except you will not receive six (6) months of medical coverage paid by IP.

Note: You also qualify for a Health Insurance Marketplace Special Enrollment Period and can choose to buy coverage from the Marketplace (HealthCare.gov). You have 60 days to enroll in the Marketplace from the time your existing coverage ends. If you enroll in IP COBRA coverage, then generally you won’t be able to get a Marketplace plan outside of the Marketplace open enrollment period until the full COBRA coverage period has expired.

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International Paper Company Salaried Severance Plan – Exhibit 1

Type of Benefit (if participating)	WHAT YOU WILL RECEIVE IF YOU SIGN THE SEVERANCE AGREEMENT	WHAT YOU WILL RECEIVE IF YOU DECLINE TO SIGN THE SEVERANCE AGREEMENT

Dental Coverage

Any dental coverage you had ends on the last day of the same month as your Last Day of Active Employment. If you were enrolled in dental coverage on your Last Day of Active Employment, you are then eligible for COBRA coverage. If you complete the COBRA election form, you will receive six (6) months dental coverage (at no cost to you) for you and your eligible dependents. You will be able to continue the dental coverage for up to 12 additional months under COBRA (at your own cost).

Same, except you will not receive six (6) months of dental coverage paid by IP.

Please review the sections below on COBRA, the Health Reimbursement Arrangements, and Retiree Medical Coverage for your post-employment medical coverage options

Health Care Flexible Spending Account (FSA)

Participation is discontinued. Charges incurred on or before your Last Day of Active Employment are eligible for reimbursement. You can make after-tax FSA contributions under COBRA through the end of the calendar year in which your Last Day of Active Employment occurs.

Same

Dependent Day Care FSA	Participation is discontinued. Charges incurred on or before your Last Day of Active Employment are eligible for reimbursement.	Same

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International Paper Company Salaried Severance Plan – Exhibit 1

Type of Benefit (if participating)	WHAT YOU WILL RECEIVE IF YOU SIGN THE SEVERANCE AGREEMENT	WHAT YOU WILL RECEIVE IF YOU DECLINE TO SIGN THE SEVERANCE AGREEMENT

Group Life Insurance

●  Basic Life/AD&D Insurance – discontinued.   You may convert basic life coverage (excluding AD&D) to a personal policy within 31 days without taking a medical examination or showing evidence of good health. Contact your local METLIFE office for further information. To locate an office in your area, call 1-800-MET-LIFE.

●  Optional GUL Life/AD&D, Optional GUL Spouse’s Life/AD&D and Optional GUL Dependent Child Life Insurance – may be continued under the GUL portability provisions with METLIFE. METLIFE will contact you directly on the process for making contributions.

●  Travel Accident Insurance – discontinued.

Same

Disability Plans	Coverage is discontinued (unless you are currently receiving benefits). There are no conversion options for these plans.	Same

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International Paper Company Salaried Severance Plan – Exhibit 1

Type of Benefit (if participating)	WHAT YOU WILL RECEIVE IF YOU SIGN THE SEVERANCE AGREEMENT	WHAT YOU WILL RECEIVE IF YOU DECLINE TO SIGN THE SEVERANCE AGREEMENT

Salaried Savings Plan (SSP)	100% vested in Company matching contributions and Retirement Savings Account (RSA) contributions

You will forfeit your Company matching contributions and RSA contributions, unless you have at least 3 years of service, are at least age 65, or your termination is related to a facility closure or divestiture.

Deferred Compensation Savings Plan (DCSP)	100% vested in Company matching contributions and Retirement Savings Account (RSA) contributions	You will forfeit your Company matching contributions and RSA contributions, unless you have at least 3 years of service, are at least age 65, or your termination is related to a facility closure.

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International Paper Company Salaried Severance Plan – Exhibit 1

Type of Benefit (if participating)	WHAT YOU WILL RECEIVE IF YOU SIGN THE SEVERANCE AGREEMENT	WHAT YOU WILL RECEIVE IF YOU DECLINE TO SIGN THE SEVERANCE AGREEMENT

Retirement Plan

If you are a Participant in the Retirement Plan and:

●  Have at least ten (10) years of vesting service, you are entitled to a benefit. You can retire and start your benefits at age 55 or after your Last Day of Active Employment, if you are over age 55.

●  Have at least five (5) years of vesting service or are at least age 65, you are entitled to a benefit. You can retire and start your benefits at age 65.

●  Have fewer than five (5) years of vesting service and have not attained age 65, you are not entitled to a benefit.

●  Are eligible for bridging, you will be bridged to early Retirement eligibility.[2] You can retire and start your benefits after your Last Day of Active Employment.

Note: When you are ready to retire and start your benefits, you must notify the Employee Service Center (ESC) at least 30 days, but not more than 180 days, before the date of your retirement.

Same, except that you will not be eligible for bridging to early retirement.

2 See “Bridging to Early Retirement” under the Definitions at the end of this document.

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International Paper Company Salaried Severance Plan – Exhibit 1

Type of Benefit (if participating)	WHAT YOU WILL RECEIVE IF YOU SIGN THE SEVERANCE AGREEMENT	WHAT YOU WILL RECEIVE IF YOU DECLINE TO SIGN THE SEVERANCE AGREEMENT

Pension Restoration Plan[3]

If you are a Participant in the Restoration Plan and:

●  Have at least ten (10) years of vesting service, you are entitled to a benefit. You must begin distribution of your benefit at age 55 or as of the first month after your Last Day of Active Employment, if you are over age 55.

●  Have at least five (5) years of vesting service or are at least age 65, you are entitled to a benefit. You must begin distribution of your benefit at age 65.

●  Have fewer than five (5) years of vesting service and have not attained age 65, you are not entitled to a benefit.

●  Are eligible for bridging, you will be bridged to early retirement eligibility. You must begin distribution of your benefit upon your Last Day of Active Employment.

Same, except that you will not be eligible for bridging to retirement.

3 If you are a “Specified Employee” under the IRS definition, payment of your benefit will begin in the seventh month immediately following your Last Day of Active Employment if such date is later than the date the amounts would otherwise be paid.

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International Paper Company Salaried Severance Plan – Exhibit 1

Type of Benefit (if participating)	WHAT YOU WILL RECEIVE IF YOU SIGN THE SEVERANCE AGREEMENT	WHAT YOU WILL RECEIVE IF YOU DECLINE TO SIGN THE SEVERANCE AGREEMENT

COBRA and pre-Medicare Medical Coverage

If you meet the applicable eligibility terms described below, you may elect either COBRA or any Health Reimbursement Arrangement(s) for which you are eligible (but not both COBRA and the HRA(s)).

●  Coverage under COBRA: If you were enrolled in IP medical coverage on your Last Day of Active Employment, then you are eligible for COBRA coverage for up to a total of 18 months by federal law.

You must complete a COBRA election form to receive the COBRA coverage. If you do so, IP will pay up to the first six (6) months of premiums of COBRA coverage for you and your eligible dependents. If you want your COBRA coverage to continue after that time (subject to the normal rules of COBRA), you will be required to pay the applicable monthly rate for the additional period of coverage.

Enrollment in Medicare after you elect COBRA will terminate your COBRA coverage.

Same, except that you will not be eligible for six months of IP-paid COBRA premiums.

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International Paper Company Salaried Severance Plan – Exhibit 1

Type of Benefit (if participating)	WHAT YOU WILL RECEIVE IF YOU SIGN THE SEVERANCE AGREEMENT	WHAT YOU WILL RECEIVE IF YOU DECLINE TO SIGN THE SEVERANCE AGREEMENT

COBRA and pre-Medicare Medical Coverage (continued)

●  Retiree medical coverage for pre-Medicare retirees. IP does not offer a group medical plan or other retiree medical coverage. IP has contracted with Via Benefits, a company assisting pre-Medicare retirees to enroll in medical plans. Via Benefits will assist you in selecting health care coverage through the Health Insurance Marketplace – that is, your individual medical and prescription drug plan.

IP has established a pre-Medicare Retiree Health Reimbursement Arrangement (HRA)[4] for the benefit of eligible retirees to assist in the payment of eligible health care expenses. You are eligible for a pre-Medicare HRA if you are:

●  at least age 55 with 10 years of service on your Last Day of Active Employment, and

●  your age plus service with IP was greater than or equal to 60 as of Jan. 1, 2004 (this does not apply to employees working for a company acquired by IP post 12/31/03), and

●  you are not eligible for Medicare, and you are not enrolled in COBRA.

4 Note: You must contact Via Benefits to opt in to the pre-65 HRA funding, if eligible. You are not required to enroll in a medical plan through Via Benefits to receive the pre-65 HRA funding. However, you must enroll in a health care plan through Via Benefits to receive the post-65 HRA funding, if eligible.

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International Paper Company Salaried Severance Plan – Exhibit 1

Type of Benefit (if participating)	WHAT YOU WILL RECEIVE IF YOU SIGN THE SEVERANCE AGREEMENT	WHAT YOU WILL RECEIVE IF YOU DECLINE TO SIGN THE SEVERANCE AGREEMENT

Additional Health Reimbursement Arrangement “HRA” towards purchase of Medical Coverage (“the Additional HRA”)[5]

In addition, if you are:

●  Eligible for Bridging to Early Retirement or are at least age 55 with 10 years of service on your Last Day of Active Employment, and

●  Not enrolled in COBRA,

then you are eligible for an extra $3,000 retiree HRA if you are not eligible for Medicare on your Last Day of Active Employment (and, if applicable, an additional $3,000 spouse HRA if your spouse is not eligible for Medicare on your LDAE). This HRA is in addition to any pre-Medicare HRA available to you as described in the pre-Medicare section above and may be used for purchase of retiree health coverage purchased through Via Benefits or other eligible health care expenses. The Company reserves the right to modify these benefits at any time.

You will not be eligible for the Additional HRA.

Note: For pre-65 medical coverage, the participant is required to opt-in to their pre-65 HRA, if eligible, by contacting Via Benefits. The participant is not required to enroll in a medical plan through Via Benefits to activate or qualify for pre-65 HRA funding, if eligible. For post-65 medical coverage, participants are required to enroll in a medical plan through Via Benefits or they will lose eligibility for any post-65 HRA, if eligible, and they will not be eligible to enroll using Via Benefits or to receive an HRA in the future.

5 The Company will continue to review its health care plans, including active and retiree arrangements. Active and retiree health benefits do not vest. The Company reserves the right to modify, amend, suspend or terminate any and all of its health and welfare plans, including but not limited to arrangements involving retiree health benefits. This reservation of rights overrides any written or oral representation to the contrary.

Pg. 10

International Paper Company Salaried Severance Plan – Exhibit 1

Type of Benefit (if participating)	WHAT YOU WILL RECEIVE IF YOU SIGN THE SEVERANCE AGREEMENT	WHAT YOU WILL RECEIVE IF YOU DECLINE TO SIGN THE SEVERANCE AGREEMENT

Retiree Medical Coverage (Medicare-Eligible)[6]

IP does not offer a group Medicare supplemental plan or other retiree medical coverage to persons eligible for Medicare. IP has contracted with Via Benefits, a company helping Medicare-eligible retirees. Via Benefits will assist you in selecting health care coverage through the individual market – that is, medical and prescription drug plans that insurance companies sell directly to individual retirees.

If you do not elect to enroll in a health care plan through Via Benefits at the time of your Last Day of Active Employment, you will be deemed to have waived eligibility for any HRA that is otherwise available to you and you will not be eligible to enroll using Via Benefits.

Same

6 The Company will continue to review its health care plans, including active and retiree arrangements. Active and retiree health benefits do not vest. The Company reserves the right to modify, amend, suspend or terminate any and all of its health and welfare plans, including but not limited to arrangements involving retiree health benefits. This reservation of rights overrides any written or oral representation to the contrary.

Pg. 11

International Paper Company Salaried Severance Plan – Exhibit 1

Type of Benefit (if participating)	WHAT YOU WILL RECEIVE IF YOU SIGN THE SEVERANCE AGREEMENT	WHAT YOU WILL RECEIVE IF YOU DECLINE TO SIGN THE SEVERANCE AGREEMENT

Retiree Medical Savings Program (RMSP)

Contributions will end.

If you:

●  participate in the Retirement Plan and are retirement eligible on your Last Day of Active Employment, or

●  are eligible for the RSA and are at least 55 years old with 10 years of service, or are age 65 or older on your Last Day of Active Employment,

then you may use your RMSP funds to pay for retiree medical coverage, Medicare premiums for you and/or your spouse, or for any other retiree medical insurance premiums paid for by you and/or your spouse. If you do not meet either of these conditions, your contributions will be paid to you in a lump sum. Company contributions will be forfeited.

Same

Pg. 12

International Paper Company Salaried Severance Plan – Exhibit 1

Type of Benefit (if participating)	WHAT YOU WILL RECEIVE IF YOU SIGN THE SEVERANCE AGREEMENT	WHAT YOU WILL RECEIVE IF YOU DECLINE TO SIGN THE SEVERANCE AGREEMENT

Post-Retirement Life Insurance

If you are eligible for early retirement (including by bridging), you will have post-retirement life coverage (at no cost to you) if you were covered under the IP life insurance plan for active employees on December 31, 1999, and you were age 50 or older on January 1, 2000.

For all other employees, there is no post-retirement life coverage.

Same

Education Assistance	IP will continue to reimburse you for eligible courses in which you were enrolled on or before your Last Day of Active Employment.	Same

Pg. 13

International Paper Company Salaried Severance Plan – Exhibit 1

Type of Benefit (if participating)	WHAT YOU WILL RECEIVE IF YOU SIGN THE SEVERANCE AGREEMENT	WHAT YOU WILL RECEIVE IF YOU DECLINE TO SIGN THE SEVERANCE AGREEMENT

INCENTIVE COMPENSATION PLANS (Where applicable)

Management Incentive Plan (MIP)[7]

If your Last Day of Active Employment occurs during the plan year, you will receive a lump sum payment, as soon as practical, based on your MIP target, prorated for the number of months of service during the plan year of your termination in which you worked 15 days or more.

If your Last Day of Active Employment is after the end of the plan year, but before MIP payout, payout of the prior year MIP will be based on actual Company and your individual performance achievement. Any payout due will be paid at the normal time of MIP payout.

Same, if you are retirement eligible and terminate prior to December 1 of the plan year.

Same, if you are retirement eligible and terminate on or after December 1 of the plan year, but before MIP payout for that year.

7 Senior Vice Presidents and above will receive their MIP award, prorated for the number of months of service during the plan year in which they worked 15 days or more, at the normal payout time, based on actual Company and individual performance achievement. Note that this summary applies only to severance situations. Please see the MIP Administrative Guidelines for payout information in other situations, such as retirement.

Pg. 14

International Paper Company Salaried Severance Plan – Exhibit 1

Type of Benefit (if participating)	WHAT YOU WILL RECEIVE IF YOU SIGN THE SEVERANCE AGREEMENT	WHAT YOU WILL RECEIVE IF YOU DECLINE TO SIGN THE SEVERANCE AGREEMENT

Performance Share Plan (PSP)

Prorated shares, based on the number of months of active service during the three-year performance period, are paid at the end of the three-year performance period based on actual Company performance. Detailed account information is available at www.stockplanconnect.com with your User name and password.

If you have not already done so, it is important that you open your personal brokerage account on the Morgan Stanley website prior to a PSP payout so that your shares can be deposited at the time of the PSP payout. Failure to open your personal brokerage account could result in your losing your PSP shares.

Same, if you are retirement eligible. If you are not retirement eligible, you will forfeit any of your unvested PSP awards. No unvested PSP awards will be paid to you.

Pg. 15

International Paper Company Salaried Severance Plan – Exhibit 1

DEFINITIONS
Bridging to Early Retirement

If you are at least age 53 with at least eight (8) years of service, and you are a participant in the Retirement Plan, you will be granted a “bridge” to early retirement eligibility provided that you sign, and do not revoke, a Severance Agreement and General Release. If you are bridged to early retirement, you will be entitled to retirement benefits including an immediate pension benefit. If you decline to sign a Severance Agreement and General Release, you are not eligible for any bridging benefits.

COBRA

The Consolidated Omnibus Budget Reconciliation Act (COBRA) permits you and any covered dependents to continue medical and dental coverage in which you were enrolled on your Last Day of Active Employment for up to 18 months from your qualifying event date and health care FSA coverage through the calendar year of your Last Day of Active Employment. The COBRA coverage rate ordinarily is 102 percent of the full cost of coverage. A COBRA notice will be mailed to you under separate cover following your Last Day of Active Employment. The COBRA period may be extended in certain cases of disability or in the event you or a covered dependent have a second qualifying event.

Your election for COBRA coverage must be made within 60 days of the date you are notified of your COBRA eligibility or the date of your loss of coverage as an active employee (i.e., the last day of the month in which your Last Day of Active Employment occurs), whichever is later. Additional information and necessary forms for enrolling in COBRA will be forwarded to you under separate cover, including the qualifying event date, the COBRA election period and a list of events which terminate COBRA coverage.

Retirement Eligible	• At least age 55 with at least ten (10) years of service, or • Age 65 or older
Special Vacation Pay	Employees who are eligible for retirement under the Company’s Retirement Plan, or are eligible for the RSA and are 55 years old with 10 years of service, or are age 65 or older, are eligible for Special Vacation Pay. Employees will receive Special Vacation Pay based upon a percentage of their base salary and the number of weeks’ vacation they would have taken in the calendar year following retirement. Special Vacation Pay does not apply to December 31 retirements, since those employees are eligible for the next calendar year’s vacation pay allotment. Special Vacation Pay does not apply in California.

Pg. 16

International Paper Company Salaried Severance Plan – Exhibit 1

Important Note: This document is intended as general guidance to illustrate benefits available to you if you sign a Severance Agreement and General Release. The applicable policies, plan documents and summary plan descriptions (“SPDs”) contain the official rules and procedures governing the employee benefit plans for which you are eligible to participate. You should refer to the applicable policy, plan document and SPD for a complete explanation of benefits, eligibility requirements, administrative rules and procedures, and your obligations. This correspondence is not part of any employee benefit plan and may not be relied on. If there is a conflict between the information in this correspondence and the provisions of any policy, plan document or SPD, the policy, plan document or SPD will always control. You may obtain copies of the SPDs as provided in various employee benefit plans sponsored by International Paper via the MY-IP website or by contacting the ESC at 1-888-ESC-2YOU (1-888-372-2968). If there is any conflict between this exhibit and the specific plan documents for the benefit plans described, the plan documents will always control.

Pg. 17

International Paper

Exhibit 2 - Termination / Severance Payment Worksheet

Employee Information
Employee Name	Cathy Slater
Employee ID	400451
Date of Birth (MM/DD/YYYY)	5/22/1963		Age	57
Date of Hire (MM/DD/YYYY)	8/1/1985		Years Worked	36
Last Day of Active Employment (“LDAE”) (MM/DD/YYYY)	1/31/2021
End date for pay period of LDAE (MM/DD/YYYY)	1/31/2021

Payroll Information
Pay Frequency	Monthly
Pay Rate	$620,000.00	Annual
	$11,923.08	Weekly

Severance Payment				Amount
Number of Weeks	72			Payable
Gross Severance	$858,462			$858,462

Vacation / Floating Holidays
Unused Current Year Vacation	6 weeks
Unused Floating Holidays (max. 2)	2 days
Next Year Vac. Days due (for 12/31 LDAE only)
				$76,308
	Weeks Due Next Year	% of Salary Payable	% Earned
Special Vacation for Retirement Elig. Employees (n/a 12/31 LDAE)	6	12%	100.0%	$6,200
	Reason		Amount
Other Vacation (UCC only)

MIP

	Target MIP		% Earned
Termination Year MIP	$515,000		8.3%	$42,917

TOTAL				$983,887

Action/Action Reason Codes
Action	Termination
Action Reason	Lump Sum Severance
Additional Action Reason

Prepared by
Phone Number
Date Prepared	9/3/2020

*Please note that the above calculation is based on the latest data available. If any data items are found to be incorrect or if there is a calculation error, a recalculation of the above amount will be required. In no event will the termination allowance be other than that provided under the terms of the Salaried Employee Severance Plan or applicable policies.